HIGHLAND FUNDS II

Highland Small-Cap Equity Fund

(the “Fund”)

Class A        Class C        Class R         Class Y

HSZAX        HSZCX        HSZRX         HSZYX

Supplement dated February 12, 2016 to the Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated February 1, 2016, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following paragraphs are added to the section entitled “Principal Investment Strategies” on page 16 in the Summary Section of the Prospectus:

The Fund may borrow for investment purposes. To the extent the Fund borrows and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund may also sell securities short and use futures and options to gain short exposure. The Adviser will vary the Fund’s long and short exposures over time based on its assessment of market conditions and other factors.

The last paragraph under “Principal Investment Strategies” on page 16 in the Summary Section of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign (non-U.S.) securities. The portfolio manager may also invest in exchange-traded funds (“ETFs”) and use various types of derivatives (such as options, futures, and options on futures) to gain or hedge exposure to securities in which the Fund is permitted to invest as an alternative to investing directly in or selling such securities. The Fund is not intended to be a complete investment program.

The following risks are added to the section entitled “Principal Risks” that begins on page 16 of the Prospectus:

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Short Sales Risk is the risk of loss associated with any appreciation in the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

In the section of the Prospectus entitled “Additional Information About Principal and Other Investment Strategies”, the discussion of Leveraged Investment Techniques and Short Positions on page 43 is hereby deleted in its entirety and replaced with the following:

Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, each Fund (other than Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Energy MLP Fund) may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Energy MLP Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

A Fund that employs leverage or utilizes shorting in its investment strategy may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of a Fund’s total assets to purchase additional securities for the Fund; and (ii) buying ETFs, closed-end funds or mutual funds (“Underlying Funds”) that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. A Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. A Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to a Fund. A Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

In the section of the Prospectus entitled “Additional Information About Principal Risks”, Short Sales Risk on page 58 is hereby deleted in its entirety and replaced with the following:

Short Sales Risk: Short sales by Highland Premier Growth Equity Fund and Highland Small-Cap Equity Fund that are not made “against-the-box” (that is when the Funds have an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Funds engage in a short sale on a security, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Funds pay in connection with the short sale. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Funds might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

In the section of the SAI entitled “Investment Restrictions”, the below Non-Fundamental Investment Restriction of the Small-Cap Equity Fund on page 33 is hereby deleted in its entirety:

9. The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

In the section of the SAI entitled “Investment Strategies and Risks”, the second paragraph under “Covered Option Writing” on page 14 is hereby deleted in its entirety and replaced with the following:

In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund segregates assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates assets determined to be liquid by Adviser in an amount equal to the amount of the difference.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFII-SUP-2/12/16

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